SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

July 15, 2004

Date of Report (Date of Earliest Event Reported)

THE PEOPLES HOLDING COMPANY

(Exact Name of Registrant as Specified in its Charter)

Mississippi	1-13253	64-0676974
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Identification Number)

209 Troy Street, Tupelo, Mississippi 38802-0709

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number: (662)680-1001

ITEM 5: OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On July 15, 2004, The Peoples Holding Company (“Peoples”) and Heritage Financial Holding Company (“Heritage”) jointly announced that they had signed a definitive merger agreement, pursuant to which Peoples will acquire Heritage. The full text of the merger agreement is filed as Exhibit 2.1 to this Form 8-K.

ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	The following exhibit is filed herewith:

2.1	Agreement and Plan of Merger by and among Peoples, The Peoples Bank & Trust Company, Heritage and Heritage Bank dated July 15, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PEOPLES HOLDING COMPANY
Registrant

DATE: July 21, 2004	/s/ E. Robinson McGraw
E. Robinson McGraw
President & Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
2.1	Agreement and Plan of Merger by and among Peoples, The Peoples Bank & Trust Company, Heritage and Heritage Bank dated July 15, 2004.